EX - 99.12C

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for November 30, 2011 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-11	0.0500	0.0273	—	—	0.0227	54.6%	0.0%	0.0%	45.4%	8.67%	-10.02%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-11	0.0500	0.0273	—	—	0.0227	54.6%	0.0%	0.0%	45.4%	0.72%	-8.21%

[1] Based on the Fund’s NAV as of October 31, 2011
[2] Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for December 30, 2011 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-12	0.0500	0.0229	—	—	0.0271	45.8%	0.0%	0.0%	54.2%	9.16%	-10.75%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-12	0.1000	0.0458	—	—	0.0542	45.8%	0.0%	0.0%	54.2%	1.53%	-4.50%

1 Based on the Fund’s NAV as of October 31, 2011
2 Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for January 31, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-12	0.0500	0.0292	0.0059	—	0.0149	58.4%	11.8%	0.0%	29.8%	9.42%	-10.92%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-12	0.1500	0.0875	0.0177	—	0.0447	58.4%	11.8%	0.0%	29.8%	2.35%	-6.27%

[1] Based on the Fund’s NAV as of December 31, 2011
[2] Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for February 29, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-12	0.0500	0.0229	0.0092	—	0.0179	45.7%	18.4%	0.0%	35.8%	8.55%	-8.75%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-12	0.2000	0.0917	0.0368	—	0.0716	45.8%	18.4%	0.0%	35.8%	2.85%	4.11%

[1] Based on the Fund’s NAV as of January 31, 2011
[2] Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for March 30, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-12	0.0500	0.0269	0.0045	—	0.0186	53.8%	9.0%	0.0%	37.2%	8.55%	-7.58%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-12	0.2535	0.1363	0.0228	—	0.0944	53.8%	9.0%	0.0%	37.2%	3.61%	9.98%

[1] Based on the Fund’s NAV as of February 29, 2012
[2] Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made for April 30, 2012 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimates1

			Current Distribution				Current Distribution (%)

Fund Ticker	Fiscal Year End	Total Current Distribution	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Current Annualized Distribution Rate on NAV [1]	Five Year Average Annual Total Return on NAV [2]

AWP	31-Oct-12	0.0500	0.0387	0.0053	—	0.0060	77.3%	10.7%	0.0%	12.0%	8.10%	-7.18%

			Cumulative Distribution				Cumulative Distribution (%)

Fund Ticker	Fiscal Year End	Total Distributions Fiscal YTD	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Net Investment Income	Short Term Gains	Long Term Gains	Return of Capital	Cumulative Fiscal YTD Distributions as a % of NAV [1]	Cumulative Fiscal YTD Total Return on NAV [1]

AWP	31-Oct-12	0.3035	0.2460	0.0271	—	0.0304	81.1%	8.9%	0.0%	10.0%	4.10%	11.57%

1 Based on the Fund’s NAV as of March 30, 2012
2 Based on the Fund’s inception date of April 26, 2007

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.